Expenses for shipping activities and other expenses from operating activities	12 Months Ended
Dec. 31, 2022
Analysis of income and expense [abstract]
Expenses for shipping activities and other expenses from operating activities	Expenses for shipping activities and other expenses from operating activities
Voyage expenses and commissions

(in thousands of USD)	2022	2021	2020
Commissions paid	(14,778)	(8,014)	(12,748)
Bunkers	(131,089)	(84,614)	(98,761)
Other voyage related expenses	(29,320)	(26,180)	(13,921)
Total voyage expenses and commissions	(175,187)	(118,808)	(125,430)

The voyage expenses and commissions, which relate to the Suezmax fleet only, increased in 2022 compared to 2021 mainly due to a strong increase in bunker related expenses, whilst noting an increase for commissions paid and other voyage related expenses.

The increase in bunker cost follows the increase in crude oil prices since the beginning of the year due to the war between Russia and Ukraine and the economic sanctions that have been imposed.

The majority of the bunkers consumed by Euronav vessels are procured through the Company's IMO 2020 fuel compliance program (see Note 12). For vessels operated on the spot market, voyage expenses are paid by the shipowner while voyage expenses for vessels under a time charter contract, are paid by the charterer. Voyage expenses for vessels operated in a Pool, are paid by the Pool. IMO’s initial GHG strategy aims to reduce carbon emissions by 40% by 2030 (IMO 2030) from 2008’s levels and at least 50% of the shipping industry’s total greenhouse gas emissions by 2050 (IMO 2050). Based on the continuous renewal of the fleet and selling of the older vessels (> 15 years), Euronav is seeking to reach the 2030 target via its AER trajectory.

The majority of other voyage expenses are port costs, agency fees and agent fees paid to operate the vessels on the spot market. Port costs vary depending on the number of spot voyages performed, number and type of ports.

The increase in commissions paid is due to slightly more vessels on the spot as well as increased market rates compared to 2021.

Vessel operating expenses

(in thousands of USD)	2022	2021	2020
Operating expenses	(199,286)	(204,702)	(204,433)
Insurance	(16,808)	(16,004)	(13,957)
Total vessel operating expenses	(216,094)	(220,706)	(218,390)

The operating expenses relate mainly to the crewing expenses (including crew bonuses), technical and other costs (including shore staff working entirely on ship management) which are needed to operate tankers. In 2022, these expenses were slightly lower compared to 2021, resulting from a smaller fleet size on average in 2022 compared to 2021.

Following the Ballast water Management convention, the installation of new ballast water treatment systems was mandatory. However, these costs are to be made by almost the entire industry and do not make vessels obsolete or significantly more expensive to operate or maintain.

The IMO is looking to reduce the carbon intensity of shipping through implementation of further phases of the energy efficiency design index (EEDI) for new vessels. From January 1, 2023, all existing vessels must meet new energy efficiency standards. EEXI is the sister to EEDI, Energy Efficiency Design Index, which has been in force since 2013. These indexes measure the same in practice; however, EEDI is applied to new vessels while EEXI applies to existing vessels. EEXI regulation is one of the most significant measures by the IMO to promote more environmentally friendly technologies and reduce the shipping industry’s carbon footprint. The costs to comply with this new legislation are to be made by almost the entire industry and do not make vessels obsolete or significantly more expensive to operate or maintain.

Carbon Intensity Indicator (“CII”) takes effect from January 1, 2023. The CII (Carbon Intensity Indicator) measures how efficiently a vessel above 5,000 GT transports goods or passengers and is calculated in grams of CO2 emitted per cargo-carrying capacity and nautical mile. The first annual reporting will be completed in 2023, with initial ratings given in 2024. Vessels will receive a rating of A (major superior), B (minor superior), C (moderate), D (minor inferior) or E (inferior performance level). The rating thresholds will become increasingly stringent towards 2030. A vessel rated D for three consecutive years or rated as E, will need to develop a plan of corrective actions.
Euronav has projected the future CII rating for its current fleet based on the 2021 AER data and the Group expects CII ratings require no significant investments.

Charter hire expenses

(in thousands of USD)	2022	2021	2020
Charter hire	(3,912)	(8,473)	(7,954)
Bareboat hire	(1,857)	(1,277)	—
Total charter hire expenses	(5,769)	(9,750)	(7,954)

The charter-hire expenses in 2022 are entirely attributable to the internal short term time charter agreement with our joint venture Bari Shipholding Ltd. and the hire expenses for the barge (Cougar Satu) in relation to our fuel compliance program (see Note 12). The Group elected to apply the short-term lease exemption and accordingly, the lease payments were recognized as an expense and right-of-use assets and lease liabilities were not recognized. The decrease noted in 2022 compared to 2021 is due to the sale of Suezmax Bari (2005 - 159,186 dwt) on March 24, 2022.

The bareboat hire is related to four bareboat contracts ended on December 15, 2021 with one vessel (VLCC Nautilus) redelivered to the owners before December 31, 2021. The expenses for the bareboat hire days upon redelivery of the three remaining vessels (VLCCs Navarin, Neptun and Nucleus) were recorded as bareboat hire instead of accounting for a lease modification. All vessels were redelivered during the first quarter of 2022.
General and administrative expenses

(in thousands of USD)	2022	2021	2020
Wages and salaries	(8,272)	(7,566)	(10,641)
Social security costs	(1,242)	(1,295)	(1,360)
Provision for employee benefits (Note 18)	205	687	(545)
Cash-settled share-based payments (Note 24)	2,973	(548)	1,338
Equity-settled share-based payments (Note 24)	(2,411)	(761)	(140)
Other employee benefits	(919)	(1,000)	(1,272)
Employee benefits	(9,666)	(10,482)	(12,620)
Administrative expenses	(37,955)	(18,355)	(21,652)
Tonnage Tax	(4,343)	(3,346)	(3,459)
Claims	—	(452)	10
Provisions	262	227	388
Total general and administrative expenses	(51,702)	(32,408)	(37,333)

Average number of full time equivalents (shore staff)	192.81	189.05	185.66
The general and administrative expenses which include amongst others: shore staff wages excluding shore staff working entirely on ship management, director fees, office rental, consulting and audit fees and tonnage tax, increased in 2022 compared to 2021. This increase was mainly due to an increase in administrative expenses.
The increase in administrative expenses is mainly due to legal and other fees incurred in relation to the potential merger discussions with Frontline Plc, following the Combination Agreement, as well as the vesting of variable stock option plans of the Management Board (TBIP 2019).

The share-based payments are lower compared to 2021 mainly due to the reversal of the provision on cash-settled share-based payments as the TBIP 2019 was fully vested during 2022 and for which the payout is reflected in the administrative expenses. In 2022, the LTIP 2015, LTIP 2019, LTIP 2020 and LTIP 2021 were recognized in the equity-settled share-based payment expenses (see Note 15).

The increase in tonnage tax for the year ended in 2022 is mainly driven by the unilateral decision of the Greek Authority to increase the Greek voluntary tax.